Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]	Fair Value Measurements
The authoritative guidance for fair value measurements establishes a three tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
Assets and Liabilities that are Measured at Fair Value on a Recurring Basis
The Company’s consolidated financial instruments include cash equivalents, accounts receivable, notes receivable, investments, accounts payable, accrued liabilities and preferred shares. Fair value estimates of these instruments are made at a specific point in time, based on relevant market information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. The carrying amount of cash equivalents, accounts receivable, notes receivable, accounts payable and accrued liabilities are generally considered to be representative of their respective fair values because of the short-term nature of those instruments. The Company estimates the fair value of the preferred shares utilizing Level 2 inputs, including market yields for similar investments.
The following table provides information by level for liabilities that are measured at fair value using significant unobservable inputs (Level 3) (in thousands):

Warrant liability as of January 1, 2020	$—
Additions to warrant liability	186
Reclassification to equity	(97)
Warrant liability as of December 31, 2020	89
Additions to warrant liability	—
Reclassification to equity	(84)
Warrant liability as of December 31, 2021	$5
Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis
The Company's non-financial assets such as intangible assets are recorded at fair value when an impairment is recognized or at the time acquired in an asset acquisition or business combination measured using significant unobservable inputs (Level 3). As discussed in Note 8 - Intangible Assets and Goodwill, at December 31, 2021 and 2020, the Company recorded impairment charges associated with goodwill and acquired intangible assets and reduced the carrying amount of such assets subject to the impairment to their estimated fair value.
As discussed in Note 8 Intangible Assets and Goodwill, in October 2021, the Company issued preferred shares with a fair value of $42.4 million to Hertford. The fair value was measured using Level 2 inputs, which included publicly available machine contract pricing. In addition, in August 2021, the Company issued common shares to Hertford with a fair value of $11.4 million. The fair value was measured using Level 1 and 2 inputs, which included a marketability discount.
As discussed in Note 11 Share Capital, in October 2021, the Company issued common shares with a fair value of $12.8 million to Majestic Dragon. The fair value was measured using Level 1 and 2 inputs, which included a marketability discount.